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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 11, 2000 included in this Form 10-K, into Tickets.com, Inc.'s previously filed Registration Statement on Form S-8, No. 333-91883, dated December 1, 1999.

                                                    ARTHUR ANDERSEN LLP

Orange County, California
March 27, 2000